Exhibit 10.4

GUARANTY AGREEMENT

FOR VALUE RECEIVED, and in consideration of credit given or to be given, advances made or to be made, or other financial accommodation from time to time afforded or to be afforded to MCGINNIS FERRY OWNER, LLC, a Georgia limited liability company (hereinafter called the "Borrower"), by FIRSTBANK, a Tennessee state bank, a national banking association organized and existing under the laws of the United States, and having a place of business in Memphis, Tennessee (hereinafter called the "Lender"), the undersigned JERNIGAN CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company (hereinafter called the "Guarantor"), for itself, its assigns, executors, administrators and successors absolutely and unconditionally guarantee(s) the full and prompt payment to the Lender, of any and all indebtedness, obligations and liabilities of every kind and nature, however created, arising or evidenced, of the Borrower to the Lender, as the same shall become due and payable under the Loan Documents (whether at stated maturity, upon acceleration, or otherwise), whether now existing or hereafter created or arising, together with any Enforcement Costs (as hereinafter defined) with respect thereto (all of which is collectively referred to as the "Indebtedness").

THIS AGREEMENT SHALL BE A CONTINUING, ABSOLUTE AND UNCONDITIONAL GUARANTY, and shall remain in full force and effect until the Indebtedness (and interest thereon and expenses in connection therewith), and all renewals, modifications, or extensions thereof, in whole or in part, shall have been fully paid and satisfied. The death or dissolution of the Guarantor (or any of them, if more than one) shall not terminate this Agreement.

The Guarantor acknowledges that this Agreement is necessary to induce the Lender to make and/or maintain the Indebtedness and Guarantor will receive direct and material benefit from the Lender’s extension of credit to Borrower and providing other financial accommodations to the Borrower.

The Lender is hereby expressly authorized to make from time to time, without notice to anyone: any renewals, modifications or extensions, whether such renewals, modifications or extensions be in whole or in part and without limit as to the number of such extensions or of the renewal periods thereof, and without notice to or further assent from the undersigned, sales, pledges, surrenders, compromises, settlements, releases, indulgences, alterations, substitutions, exchanges, changes in, modifications, or other dispositions including, without limitation, cancellations, of all or any part of the collateral pledged to secure the Indebtedness or any part of said Indebtedness, either express or implied, or of any contracts or instruments evidencing any thereof, or of any security or collateral therefor, and/or to take any security for or other guaranties upon any of said Indebtedness; and the liability of the Guarantor (or any of them, if more than one) shall not be in any manner affected, diminished or impaired thereby, or by any lack of diligence, failure, neglect or omission on the part of the Lender to make any demand or protest, or give any notice of dishonor or default, or to realize upon or protect any of said Indebtedness, or any collateral or security therefor, or to exercise any lien upon or right of appropriation or setoff of any moneys, accounts, credits, or property of said Borrower, possessed by the Lender, towards the liquidation of said Indebtedness, or by any application of payments or credits thereon. Following the occurrence and during the continuance of an Event of Default, the Lender shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on said Indebtedness, or any part thereof, and shall be under no obligation, at any time, to file a claim against, or exhaust its remedies against the Borrower, or any one or more of the Guarantors, or other persons or corporations, their properties or estates, or to resort to or exhaust its remedies against, any collateral, security, property, liens or other rights whatsoever. It is expressly agreed that any claims against Borrower, against any other guarantor, or against any collateral, accruing to the Guarantor (or any of them, if more than one) by reason of payments made hereunder shall be in all respects junior and subordinate to any obligation then or subsequently owed by the Borrower or by such other guarantor to the Lender. No set-off, claim, reduction, or diminution of any obligation or defense of any kind or nature, which Guarantor or any Borrower has or may have against Lender, shall be available hereunder to Guarantor against Lender.

In addition, the liability of the Guarantor (or each of them, if more than one) under this Agreement shall be continuing, absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by (a) any lack of validity or enforceability of the Indebtedness; (b) any failure or omission of Lender to realize upon or protect any of the collateral securing the Indebtedness, to exercise or enforce any lien upon the collateral securing the Indebtedness, or to exercise any right of set-off (except to the extent any such failure to protect the collateral amounts to gross negligence or willful misconduct by the Lender); (c) any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors, or similar proceeding commenced by or against either Borrower or Guarantor; (d) any failure to perfect or continue perfection of, or any release or waiver of, any rights given to Lender with respect to any property as security for the performance of the Indebtedness by Borrower, or Guarantor’s obligations hereunder; (e) dissolution (voluntarily or involuntarily) of Guarantor; (f) any defense that may arise by reason of the failure of Lender to file or enforce a claim against any Borrower or Guarantor in any bankruptcy or other proceeding; (g) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property of Borrower or Guarantor, the marshalling of assets and liabilities, or other similar proceeding affecting Borrower, Guarantor, or any of their respective assets; (h) intentionally omitted; (i) the genuineness, validity, or enforceability of the Loan Documents; (j) the release of Borrower or Guarantor from the performance or observance of any of the agreements, covenants, terms, or conditions contained in the Loan Documents by operation of law, except upon full payment of the Indebtedness; or (k) any other circumstances which might otherwise constitute a legal or equitable discharge of, or defense available to, a guarantor or surety.

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Guarantor further waives (a) any right to notice of advances made to Borrower from time to time under the provisions of the Loan Documents; (b) any law, statute, obligation or requirement which purports to require Lender to pursue any collateral securing the Indebtedness prior to proceeding under this Agreement; (c) any right of Guarantor to require that an action be brought against Borrower under the provisions of Title 47, Chapter 12, Tennessee Code Annotated, as the same may be amended from time to time; (d) any and all notice of every kind to which Guarantor might otherwise be entitled with respect to the incurring of any further or increased obligation or liability by Borrower to Lender, any renewal, amendment, extension or modification of any of the Indebtedness, the demand for payment or the payment of all or any of the Indebtedness or other liabilities of Borrower or Guarantor to Lender (whether now existing or hereafter arising) or the presentment of any instrument for payment at any time in connection with any obligation or liability of Borrower or Guarantor or the protest or nonpayment thereof; and (e) any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to the Indebtedness. Without limiting the generality of the foregoing, the Guarantor will not assert, plead, or enforce against the Lender any defense of waiver, release, statute of limitations, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Borrower or any other person liable in respect of the indebtedness or any setoff available against the Lender to Borrower or any such person. The Guarantor expressly agrees that it will be remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage or security interest securing the Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision, and any failure to confirm judicially any deficiency. Guarantor hereby further waives, surrenders, and agrees not to claim or enforce (i) any right to be subrogated in whole or in part of any right or claim of Lender against Borrower or Guarantor arising under the Loan Documents or any other collateral given to Lender as security for the payment or performance of the Indebtedness; and (ii) any right to require the marshalling of any assets of Borrower or Guarantor, which right of subrogation or marshalling might otherwise arise from any partial payment of the Indebtedness by Guarantor.

As security for the undertakings and obligations of the Guarantor hereunder, the Guarantor (or each of them, if more than one) expressly grants and gives to the Lender a right of immediate setoff, without demand or notice, of the balance of every deposit account, now or at any time hereafter existing, of the Guarantor (or each of them, if more than one) with the Lender, and a general lien upon, and security interest in all money, negotiable instruments, commercial paper, notes, bonds, stocks, credits and/or choses in action, or any interest therein, and any other property, rights, and interests of the Guarantor (or each of them, if more than one) or any evidence thereof, which have or any time shall come into the possession, custody, or control of the Lender, and, in the event of default hereunder, the Lender may sell or cause to be sold at public or private sale in any manner which may be lawful, for cash or credit and upon such terms as the Lender may see fit, and (except as may be otherwise expressly provided by the Uniform Commercial Code, or other applicable law) without demand or notice to the Guarantor (or each of them, if more than one), all or any of such security, and the Lender (unless prohibited by the Uniform Commercial Code from so doing) or any other person may purchase such property, rights or interests so sold and thereafter hold the same free of any claim or right of whatsoever kind, including any right or equity or redemption, of the Guarantor (or each of them, if more than one), such demand, notice, right or equity of redemption being hereby expressly waived and released.

In the event of the death, incompetency, dissolution, liquidation, insolvency (however evidenced) of the Borrower, or institution of bankruptcy or receivership proceedings by the Borrower, or in the event that any involuntary bankruptcy or receivership proceedings filed against the Borrower shall not be dismissed within thirty (30) days following the institution of such proceedings, then and in any such event all of the Indebtedness shall, for the purposes of this Agreement, and at the option of the Lender, immediately become due and payable from the Guarantor; and, in such event, any and all sums or payments of any nature which may be or become due and payable by the Borrower to the undersigned are hereby assigned to the Lender, and shall be collectible by the Lender, without necessity for other authority than this instrument, until the Indebtedness shall be fully paid and discharged, but such collection by the Lender shall not in any respect affect, impair or diminish any other rights of the Lender hereunder.

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The granting of credit from time to time by the Lender to the Borrower, in excess of the amount to which right of recovery under this Agreement is limited and without notice to the Guarantor (or any of them, if more than one), is hereby expressly authorized and shall in no way affect or impair this Agreement; and, in the event that the Indebtedness of the Borrower to the Lender shall so exceed the amount to which this Agreement is limited, any payment by the Borrower or any collections or recovery by the Lender from any sources other than this Agreement may first be applied by the Lender to any portion of the Indebtedness which exceeds the limits of this Agreement.

The Guarantor (or each of them, if more than one) will not exercise any rights that Guarantor (or any of them, if more than one) may acquire by way of subrogation under this Agreement, by any payment made hereunder or otherwise, until all of the Indebtedness shall have been paid in full. If any amount shall be paid to the Guarantor (or any of them, if more than one) on account of such subrogation rights at any time when all the Indebtedness shall not have been paid in full, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Indebtedness.

Notwithstanding any provision of the preceding paragraph to the contrary, if at any time the Guarantor (or any of them, if more than one) is or becomes an "insider" (as defined from time to time in Section 101 of the Federal Bankruptcy Code) with respect to the Borrower, the Guarantor (or each of them, if more than one) waives any and all rights of subrogation against the Borrower with respect to this Agreement, whether such rights arise under an express or implied contract or by operation of law, it being the intention of the parties that, if any Guarantor is an "insider" with respect to the Borrower, the Guarantor shall not be deemed to be a "creditor" (as defined in Section 101 of the Federal Bankruptcy Code) of the Borrower, by reason of the existence of this Agreement in the event that the Borrower becomes a debtor in any proceeding under the Federal Bankruptcy Code.

Subject to applicable law, in the event Lender is required at any time to refund or repay to any person for any reason any sums collected by it on account of the obligations subject to this Agreement, including but not limited to sums repaid to a trustee in Bankruptcy as a result of an avoided preferential transfer or fraudulent conveyance, Guarantor agrees that all such sums shall be subject to the terms of this Agreement and that Lender shall be entitled to recover such sums from Guarantor notwithstanding the fact that this Agreement previously may have been returned to Guarantor or that Guarantor previously may have been discharged from further liability under this Agreement.

Notwithstanding any other provision of this Agreement to the contrary, if the obligations of the Guarantor hereunder would otherwise be held or determined by a court of competent jurisdiction in any action or proceeding involving any state corporate law or any state or Federal bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other law affecting the rights of creditors generally, to be void, invalid or unenforceable to any extent on account of the amount of the Guarantor's (or each of them, if more than one) liability under this Agreement, then notwithstanding any other provision of this Agreement to the contrary, the amount of such liability shall, without any further action by the Guarantor (or each of them, if more than one) or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

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Subject to the requirements set forth in Section 9.17 of the Loan Agreement, the Lender may, sell, assign, participate, or transfer all or any part of said Indebtedness; and in that event each and every immediate and successive assignee, transferee or holder of all or any part of said Indebtedness shall have the right to enforce this Agreement, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as though such assignee, transferee or holder were herein by name given such rights, powers and benefits; but the Lender shall have an unimpaired right, prior and superior to that of any said assignee, transferee or holder, to enforce this Agreement for the benefit of the Lender, as to so much of said Indebtedness that has not been sold, assigned or transferred.

No act of commission or omission of any kind, or at any time, on the part of the Lender in respect of any matter whatsoever shall in any way affect or impair this Agreement (except to the extent any such act amounts to gross negligence or willful misconduct by the Lender). This Agreement is in addition to and not in substitution for or discharge of any other guaranty held by the Lender. The Guarantor (or each of them, if more than one) waives any rights of action Guarantor (or any of them, if more than one) might have against the Lender because of the exercise by the Lender in any manner howsoever of any rights granted to the Lender herein.

Guarantor shall provide to Lender the Guarantor financial statements set forth in Section 7.7 of the Loan Agreement.

Any notice, demand, or request by Lender to Guarantor or by Guarantor to Lender shall be in writing and shall be given in accordance with the Loan Agreement.

In the event Guarantor should breach or fail to timely perform any provisions of this Guaranty, Guarantor will reimburse Lender, within ten (10) days’ of Lender’s request therefor, for all reasonable out-of-pocket expenses incurred by Lender in connection with the enforcement of this Guaranty (including, without limitation, reasonable out-of-pocket attorneys’ fees) (collectively, the “Enforcement Costs”).

Guarantor irrevocably: (a) agrees that Lender or any other holder or holders of the Indebtedness may bring suit, action, or other legal proceedings arising out of this Agreement or the transactions contemplated hereby in the courts of the State of Tennessee, sitting in Memphis, Shelby County, Tennessee, or the courts of the United States for the Western District of Tennessee, sitting in Memphis, Shelby County, Tennessee, but shall not be restricted to such courts; (b) consents to the jurisdiction of each such court in any such suit, action, or proceeding; and (c) waives any objection which Guarantor may have to the laying of the venue of any such suit, action, or proceeding in any of such courts.

This Agreement contains the entire agreement between the parties and every part thereof shall be binding upon the Guarantor (or each of them, if more than one), Guarantor's successors and assigns, as fully as though everywhere specifically mentioned, and shall inure to the benefit of the Lender, and its successors and assigns, and shall be construed according to the laws of the State of Tennessee, in which state it is accepted by the Lender.

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If any provision hereof is invalid or unenforceable, the remaining provisions hereof shall not be affected by such invalidity or unenforceability. Each term and provision contained herein shall, however, be valid and enforceable to the fullest extent permitted by applicable law. Each and every right, remedy, and power hereby granted to Lender or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Lender at any time and from time to time. In the event that the Indebtedness exceeds in any respect any amount by which this Agreement may be limited, any payments by Borrower, or any collections or recovery by Lender from any sources other than this Agreement, may be applied first by Lender to any portion of the Indebtedness which exceeds the limits of this Agreement.

The Guarantor (or each of them, if more than one) acknowledges that this Agreement is and shall be effective against such Guarantor upon execution by such Guarantor (regardless of whether any other person named herein as Guarantor shall sign), and delivery hereof to the Lender, or its agent; and that it shall not be necessary for the Lender to execute any acceptance hereof or otherwise to signify or express its acceptance hereof.

ALL OF THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED (OR WHICH MAY BE DELIVERED IN THE FUTURE) IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP BETWEEN THE PARTIES TO THIS AGREEMENT.

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IN WITNESS WHEREOF, the Guarantor has caused this Agreement to be executed by its duly authorized officers on this the 17th day of August, 2018.

JERNIGAN CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company

By:	JERNIGAN CAPITAL, INC., a Maryland corporation, its managing member

	By:	/s/ Kelly Luttrell
Name: Kelly Luttrell
Title: CFO, SVP, Treasurer

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